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                                                                   EXHIBIT 10.1

                             EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of this ____ day of March, 1996 and effective as of January 1, 1996, by and between PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware corporation (the "Company"), and Charles R. Mitchell, D.D.S. ("Employee").

                                    RECITALS

         WHEREAS, the Company is engaged in the management of dental practices and other related businesses; and

         WHEREAS, the Company desires to employ Employee and Employee desires to serve the Company on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Company and Employee mutually agree that this agreement shall be effective January 1, 1996.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         1.      TERM.

                 The term of this Agreement ("Term") shall continue for three
                 (3) years unless sooner terminated by either party in accordance with the provisions of this Agreement. This Agreement shall continue in effect and be automatically renewed (and the term shall be extended) for subsequent one year periods from year to year thereafter unless either party gives the other party ninety (90) days written notice prior to the termination date of its intent not to extend the Term of this Agreement.

         2.      DUTIES AND EXTENT OF SERVICES.

                 Employee shall abide by the Certificate of Incorporation and Bylaws of the Company (which Employee has reviewed and hereby acknowledges) and with all rules and regulations established from time to time by or under the authority of the Board of Directors of the Company. Employee shall have the title of President. The Employee's duties shall include those duties which are customarily attendant to his position as President of the Company. Employee shall use his best efforts to promote the business of the Company.





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         3.      COMPENSATION.

                 (a) Salary. The Company shall pay to Employee as compensation for all services rendered by Employee under this Agreement during the Term, a base salary ("Salary") of Ninety-Six Thousand Dollars ($96,000) payable semi-monthly.

                 (b) Stock. The Company shall issue to Employee, effective upon the signing of this Agreement, 50,000 shares of Company stock under the Company's 1993 Incentive Stock Plan.

                 (c) Fringe Benefits. Employee, (including Employee's spouse and minor children) shall be entitled to participate in the Company's regular medical and life insurance plan coverage. If Employee chooses not to participate in the Company's life insurance or medical plans, the Company shall reimburse Employee for his cost in obtaining such coverage; provided that the reimbursement of such costs shall not exceed the amount paid on behalf of Employees participating in such plans.

         4.      REIMBURSEMENT OF EXPENSES.

                 In addition to compensation, Employee shall be entitled to reimbursement for ordinary and necessary out-of-pocket trade or business expenses reasonably incurred in the ordinary course of employment duties and paid by Employee on behalf of the Company; such reimbursement shall not be deemed to be compensation. Reimbursement shall be made following submission by Employee to the Company of such vouchers as may be reasonably satisfactory to the Company. In the event Employee is issued a Company credit card, Employee agrees to use same for Company business only, and not for any other business or personal use. Employee shall complete a report of accounting on a timely basis with respect to any and all of the charges incurred under such credit card. In the event Employee breaches this Agreement and uses a Company credit card for personal use, Company shall have the right to withhold such amount directly from Employee's paycheck or any other amounts due and payable to Employee, in cash or in kind.

         5.      VACATION.

                 Employee shall be entitled to four (4) weeks of paid vacation. The timing and term of any vacation shall be made only with the mutual agreement of the Company and, during the first year of this Agreement, the number of continuous days of vacation shall not exceed ten (10) days.

          6.     RESTRICTIVE COVENANT; PROPRIETARY RIGHTS; CONFIDENTIALITY
                 DUTIES.





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                 (a)      Employee shall not, directly or indirectly,   during
                          the Term and (i) for a period of one (1) year after the termination of this Agreement, maintain a dental office, clinic, laboratory or other similar facility within any of the areas located within ten (10) miles of any such currently existing facility of the company ("Area"), or (ii) for a period of six (6) months after the termination of this Agreement, shall not, directly or indirectly, become a consultant, partner, member, employee, agent, advisor or investor, or participate in any manner, with or in any sole proprietorship, partnership, corporation or any other entity, which, whether directly or indirectly, competes with the Company in any fashion whatsoever in the Area; provided, however, that nothing in this paragraph or this Agreement shall be construed to prohibit or limit in any way Employee from investing in the Company or any class of securities of any corporation that are listed on a national securities exchange or registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 and traded in the over-the-counter market, if Employee shall beneficially own less than three percent of any class of securities of such corporation.

                 (b) Employee shall not, directly or indirectly, upon the termination of Employee's employment hereunder and
                          (i) for a period of two (2) years after such termination, solicit the patients, employees, agents, or affiliates of the Company for any business purpose currently competitive with the business of the Company in the Area, or (ii) for a period of six (6) months after such termination, become a consultant, partner, member, employee, agent, advisor or investor, or participate in any manner, with or in any sole proprietorship, partnership, corporation or any other entity, which, whether directly or indirectly, makes any such solicitations in any fashion whatsoever in the Area; provided, however, that nothing in this paragraph or this Agreement shall be construed to prohibit or limit in any way Employee from investing in the Company or any class of securities of any corporation that are listed on a national securities exchange or registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 and traded in the over-the-counter market, if Employee shall beneficially own less than three percent of any class of securities of such corporation.

                 (c) At the request of the Company made at any time or from time to time after the termination of this Agreement, Employee shall make, execute and deliver all applications, papers, assignments, conveyances, instruments or other documents and shall perform or cause to be performed such other acts as the Company deems necessary or desirable to implement any of the provisions of this Agreement, and shall give testimony and cooperate with the Company or its representatives in any controversy or legal proceedings involving the Company but not involving Employee.





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                 (d)      Employee acknowledges the Company's exclusive
                          ownership of all information useful in the Company's business (including it's dealings with suppliers, customers, and other third parties, whether or not a true "trade secret"), which at the time are not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, or otherwise known by Employee as a consequence of employment at any time by the Company (collectively, "Confidential Information").

                 (e) Employee further acknowledges the Company's exclusive ownership of all business records, documents, drawings, writings, software, programs, and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, but not limited to, those which contain Confidential Information (collectively, "Proprietary Materials"). While some of the information contained in Proprietary Materials may have been known to Employee prior to employment with the Company, or now or in the future be in the public domain, Employ acknowledges that the compilation of that information in Proprietary Materials has or will cost the Company a great effort and expense, and affords persons with whom Proprietary Materials are disclosed, including Employee, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials.


                 (f) Employee shall during the Term and thereafter for the longest time permitted by applicable law ensure that the Confidentiality Information and Proprietary Materials of the Company are not disclosed to any person, except as permitted by policies and procedures adopted by the Board of Directors of the Company.

                 (g) Upon the expiration of the Term or termination for whatever reasons, Employee (or in the event of death, Employee's personal representative) shall promptly surrender the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning it derived therefore) whether prepared by Employee or others, which are then in Employee's possession or control. Records of payments made by the Company to or for the benefit of Employee, Employee's copy of this Agreement and other such things, lawfully possessed by Employee which relate solely to taxes payable by Employee, employee benefits due to Employee or the terms of Employee's employment with the Company, shall not be deemed Proprietary Materials for purposes of this section.

                 (h) Consultants understand that the Company would not have an adequate remedy at law for the breach or threatened breach by the Employee of any one or more of the covenants set forth in Section 6 of this Agreement, and agree that, in the event of such a breach or threatened





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                          breach, whether before or after the expiration or
                          termination of this Agreement, the Company may, in addition to any other remedies which it may have available to it, at its option (a) enjoin Employee from breach or threatened breach of such covenants, or (b) seek damages from the Employee.

         7.      TERMINATION OF AGREEMENT.

                 (a) The Company may terminate this Agreement and the employment of Employee immediately upon the occurrence of any of the following (which events shall constitute "cause"):

                          (I) Employee's performing services for or taking actions intended to further the business of a competitor of the Company or taking action which intentionally damage the business of the Company;
                          (II)    commission of a felony;
                          (III)   substance abuse; or
                          (IV) death or mental or physical incapacity which prevents Employee from performing the duties required hereunder for period of ninety (90) days.

                 (b) This Agreement may be terminated by the Company upon giving thirty (30) days' written notice to the Employee of the occurrence of any of the following events, and after failure by the Employee to cure or diligently commence to cure such breach within such thirty (30) days (which events shall constitute "cause"):

                          (I) violation of any of the provisions of this Agreement by Employee other than those which would permit Company to terminate this Agreement immediately; or
                          (II) willful or negligent failure to perform in any material respect the duties required of Employee hereunder.

                 (c) The Company may terminate this Agreement and the employment of Employee without cause upon ninety (90) days' written notice to the Employee provided, however, that if the termination is given in connection with or as a result of a merger, transfer of assets, consolidation or other combination, Employee's compensation hereunder shall continue for a period of one hundred eighty (180) days after notice is given to Employee.

                 (d) This Agreement may be terminated by Employee with cause upon thirty (30) days' written notice to the Company of any material breach by the Company of any material covenant of this Agreement to be observed or performed by the Company and after failure by the Company to cure or diligently commence to cure such breach within such thirty (30) days. Termination by Employee for any other reasons will be considered a





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                          termination by Employee without cause and Employee
                          shall give the Company written notice at least thirty (30) days prior to such termination.

                 (e) If this Agreement is terminated by the Company with cause or by the Employee without cause, Employee or his estate, as the case may be, shall be entitled to, and the Company shall pay to him or it, only:

                          (I) the unpaid portions of accrued Salary and bonus (if any) declared prior to termination, together with accrued vacation pay for the period through the date of termination; and
                          (II)    reimbursement owed but unpaid from
                                  reimbursable expenses incurred by Employee prior to the date of termination.

                 (f) If this Agreement is terminated by Employee with cause or the Company without cause, Employee shall be entitled to, and the Company shall pay to him, only:

                          (I) the unpaid portions of accrued Salary and bonus (if any) declared prior to termination, together with accrued vacation pay for the period through the date of termination and;
                          (II)    reimbursements owed but unpaid from
                                  reimbursable expenses incurred by Employee prior to the date of termination.
                          (III)   Salary for a period of ninety days.

         8.      NO PARTNERSHIP NOR JOINT VENTURE.

                 Nothing in this Agreement shall be construed as giving Employee any rights as a partner in, joint venture with respect to, or owner of, the business of the Company; provided, however, that this Section 8 shall not be construed as a limitation in any respect on Employee's rights under any other written agreement.





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         9.      MISCELLANEOUS.

                 (a) All notices hereunder shall be given in writing and sent to the party for whom such notice is intended by hand delivery or United States Mail, postage prepaid, addressed to the party for whom intended or such other persons and/or at such addresses as may be designated by written notice served in accordance with the provisions hereof, such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third (3rd) business day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

                 (b) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

                 (c) As of the commencement date, this Agreement will constitute the entire agreement between the parties hereto and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement will supersede all other agreements, oral or in writing, between the parties hereto with respect to the subject matter hereof.

                 (d) No change or modifications of this Agreement shall be valid unless the same shall be in writing and signed by Employee and an authorized representative of the Company other than Employee. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party granting such waiver.

                 (e) If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

                 (f) The section or paragraph headings or titles herein are for convenience only and shall not be deemed a part of this Agreement.

                 (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.





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                 (h)      No provision of this agreement shall require the
                          Employee to relocate his residence. Any relocation desired by the Company shall be solely at the Employee's option.

                 (i) Employee hereby represents and warrants that he is not in violation of, and the execution, delivery and performance of this Agreement by Employee will not result in any violation of, or be in conflict with, any term or provision of any judgment, decree, contract or other instrument applicable to Employee.

                 (j) The Company agrees to indemnify Employee in the manner specified therefor in the Bylaws of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in multiple counterparts, as of the date first above written.

                                   EMPLOYER:

                                   PRINCETON DENTAL MANAGEMENT CORPORATION



                                   By:__________________________________
                                            Chairman of the Board

                                   Date:_______________

                                   EMPLOYEE:



                                   By:__________________________________
                                          Charles R. Mitchell, D.D.S.

                                   Date:_______________






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